As filed with the Securities and Exchange Commission on August 2, 2000.

                                                   Registration No. ________
------------------------------------------------------------------------------

                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                 Form S-8

                          REGISTRATION STATEMENT
                                  Under
                        THE SECURITIES ACT OF 1933

                           POTLATCH CORPORATION
                     -------------------------------
         (Exact name of registrant as specified in its charter)

           Delaware                                   82-0156045
(State or other jurisdiction of                    (I.R.S. Employer
incorporation or organization)                     Identification No.)

       601 West Riverside Avenue
              Suite 1100                                 99201
              Spokane, WA                              (Zip Code)
(Address of Principal Executive Offices)

            Potlatch Corporation 2000 Stock Incentive Plan
                       (Full title of the plan)


      Ralph M. Davisson, Esq.                          Copy to:
 Vice President and General Counsel              Blair W. White, Esq.
601 West Riverside Avenue, Suite 1100       Pillsbury Madison & Sutro LLP
         Spokane, WA 99201                           P.O. Box 7880
          (509) 835-1500                       San Francisco, CA 94120
                                                   (415) 983-1000
(Name, address and telephone number,
including area code, of agent for service)

                     CALCULATION OF REGISTRATION FEE
---------------------------------------------------------------------------------------
    Title of         Amount      Proposed maximum   Proposed maximum
securities to be      to be       offering price       Aggregate          Amount of
   registered     registered(1)    per share(2)     offering price(2)  registration fee
---------------------------------------------------------------------------------------
 Common Stock,
par value $1.00    1,400,000
   per share         shares         $33.875           $47,425,000       $12,520.20
---------------------------------------------------------------------------------------

(1) This Registration Statement also covers any additional shares of Common Stock that are issued under the Registrant's 2000 Stock Incentive Plan by reason of any stock dividend, stock split, recapitalization or other similar transaction effected without the receipt of consideration which results in an increase in the number of Registrant's outstanding shares of Common Stock.

(2) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(h)(1), based upon the average of the high and low sales prices of the Company's Common Stock on the New York Stock Exchange on July 28, 2000.

                            -----------------

   The Registration Statement shall become effective upon filing in accordance with Rule 462 under the Securities Act of 1933.

                                Part II

           INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.  Incorporation of Documents by Reference.

   The following documents previously filed by Registrant with the Commission are hereby incorporated by reference in this Registration Statement:

   (1) Registrant's Annual Report on Form 10-K (File No. 1-5313) for the fiscal year ended December 31, 1999;

   (2) All other reports filed pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 since December 31, 1999; and

   (3) The description of the Common Stock contained in Registrant's Registration Statement on Form 8-A, including any subsequent amendment or report filed for the purpose of updating such information (File No. 1-5313).

   In addition, all documents subsequently filed by Registrant pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents.

   Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any subsequently filed document which also is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.


Item 4.  Description of Securities.

         Not Applicable.

Item 5.  Interests of Named Experts and Counsel

   Ralph M. Davisson, Esq. will pass on the legality of the securities offered hereby for the Registrant. Mr. Davisson is Vice President and General Counsel of the Registrant and at June 30, 2000 beneficially owned 47,680 shares of the Registrant's Common Stock, including 37,450 shares that may be acquired within 60 days upon exercise of stock options.

Item 6.  Indemnification of Directors and Officers.

   Section 145 of the Delaware General Corporation Law provides for the indemnification of officers, directors, and other corporate agents in terms sufficiently broad to indemnify such persons under certain circumstances for liabilities (including reimbursement for expenses incurred) arising under the Securities Act of 1933, as amended. Article Seventh of the Registrant's Restated Certificate of Incorporation provides for indemnification to the fullest extent permitted by the Delaware General Corporation Law. The Registrant also maintains insurance policies which insure its officers and directors against certain liabilities. The Registrant has also entered into agreements with its directors and certain of its officers that will require the Registrant, among other things, to indemnify them against certain liabilities that may arise by reason of their status or service as directors or officers to the fullest extent not prohibited by law.

Item 7.  Exemption from Registration Claimed.

         Not Applicable

Item 8.  Exhibits.

                                   EXHIBITS

Exhibit
Number      Exhibit
 5.1        Opinion of Ralph M. Davisson, Vice President and General Counsel of
            the Registrant, regarding the legality of the securities being registered.
23.1        Consent of KPMG LLP.
23.2        Consent of Ralph M. Davisson (included in Exhibit 5.1).
24.1        Powers of attorney pursuant to which certain officers and directors of the Registrant signed this Registration Statement.

Item 9.  Undertakings.

   A. The undersigned Registrant hereby undertakes: (1) to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, (ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement, and (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement; provided, however, that clauses (1)(i) and (1)(ii) shall not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to
Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference into the Registration Statement; and (2) that for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and
(3) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

   B. The undersigned Registrant hereby undertakes, that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference into the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

   C. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

                                SIGNATURES
   Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Spokane, State of Washington, on August 1, 2000.

                                    POTLATCH CORPORATION




                                    By /s/ L. Pendleton Siegel
                                       --------------------------------------
                                           L. Pendleton Siegel
                                           Chairman of the Board and Chief
                                           Executive Officer

   Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

      Signature                          Title                      Date

/s/L. Pendleton Siegel          Chairman of the Board and      August 1, 2000
   L. Pendleton Siegel          Chief Executive Officer
                                (Principal Executive Officer)

/s/Gerald L. Zuehlke            Vice President Finance and     August 1, 2000
   Gerald L. Zuehlke            Chief Financial Officer
                                (Principal Financial Officer)

/s/Terry L. Carter*
   Terry L. Carter              Controller (Principal          August 1, 2000
                                Accounting Officer)

/s/Richard A. Clarke*           Director                       August 1, 2000
   Richard A. Clarke

/s/Kenneth T. Derr*             Director                       August 1, 2000
   Kenneth T. Derr

    Boh A. Dickey               Director                       August 1, 2000

/s/Judith M. Runstad*           Director                       August 1, 2000
   Judith M. Runstad

/s/Vivian W. Piasecki*          Director                       August 1, 2000
   Vivian W. Piasecki

/s/Toni Rembe*                  Director                       August 1, 2000
   Toni Rembe

/s/Reuben F. Richards*          Director                       August 1, 2000
   Reuben F. Richards

/s/Robert G. Schwartz*          Director                       August 1, 2000
   Richard G. Schwartz

/s/Charles R. Weaver*           Director                       August 1, 2000
   Charles R. Weaver

/s/Frederick T. Weyerhaeuser*   Director                       August 1, 2000
   Frederick T. Weyerhaeuser

/s/William T. Weyerhaeuser*     Director                       August 1, 2000
   William T. Weyerhaeuser


* By  /s/ Ralph M. Davisson
          Ralph M. Davisson
          Attorney-in-Fact

                            INDEX TO EXHIBITS

   Exhibit Number

        5.1                   Opinion of Ralph M. Davisson, Vice
                              President and General Counsel of the
                              Registrant, regarding the legality of the securities being registered.

       23.1                   Consent of KPMG LLP.

       23.2                   Consent of Ralph M. Davisson, Vice
                              President and General Counsel of the
                              Registrant (included in Exhibit 5.1).

       24.1 Powers of Attorney pursuant to which certain officers and directors of the Registrant signed this Registration
                              Statement.

                                                               EXHIBIT 5.1
                     [Letterhead of Potlatch Corporation]

                             August 1, 2000
Potlatch Corporation
601 West Riverside Avenue
Suite 1100
Spokane, WA 99201

   Re:	Registration Statement on Form S-8

Ladies and Gentlemen:

   With reference to the Registration Statement on Form S-8 to be filed by Potlatch Corporation, a Delaware corporation (the "Company"), with the Securities and Exchange Commission under the Securities Act of 1933, relating to 1,400,000 shares of the Company's common stock, par value $1.00 per share (the "Common Stock"), issuable pursuant to the Potlatch Corporation 2000 Stock Incentive Plan (the "Plan"), it is my opinion that such shares of the Common Stock of the Company, when issued and sold in accordance with the Plan, will be legally issued, fully paid and nonassessable.

   I hereby consent to the filing of this opinion with the Securities and Exchange Commission as Exhibit 5.1 to the Registration Statement.

                                      Very truly yours,


                                      /s/Ralph M. Davisson
                                         Vice President and
                                         General Counsel

                                                              EXHIBIT 23.1
            CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The Board of Directors
Potlatch Corporation:

   We consent to the use of our report dated January 26, 2000, included in Potlatch Corporation's Annual Report on Form 10-K for the year ended December 31, 1999, incorporated herein by reference.

                                      KPMG LLP

Portland, Oregon
August 1, 2000

                                                              EXHIBIT 24.1
                            POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:
   I, the undersigned, do hereby make, constitute and appoint Ralph M. Davisson, Hubert D. Travaille and Michael W. DeGenring, and each of them, my true and lawful attorneys-in-fact and agents, each with full power of substitution, in any or all of my offices and capacities with Potlatch Corporation as shown below, to execute for me and on my behalf the registration statement on Form S-8 (the "Registration Statement") and any and all amendments and supplements thereto, including post-effective amendments, relating to the Potlatch Corporation 2000 Stock Incentive Plan and to file the Registration Statement, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and do hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, and ratify and confirm all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue of this Power of Attorney.

   IN WITNESS WHEREOF, I have executed this Power of Attorney as of December 2, 1999.

                                       /s/Terry L. Carter
                                          Terry L. Carter
                                          Controller

                                                                EXHIBIT 24.1
                             POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:
   I, the undersigned, do hereby make, constitute and appoint Ralph M. Davisson, Hubert D. Travaille and Michael W. DeGenring, and each of them, my true and lawful attorneys-in-fact and agents, each with full power of substitution, in any or all of my offices and capacities with Potlatch Corporation as shown below, to execute for me and on my behalf the registration statement on Form S-8 (the "Registration Statement") and any and all amendments and supplements thereto, including post-effective amendments, relating to the Potlatch Corporation 2000 Stock Incentive Plan and to file the Registration Statement, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and do hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, and ratify and confirm all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue of this Power of Attorney.

   IN WITNESS WHEREOF, I have executed this Power of Attorney as of December 2, 1999.

                                       /s/Richard A. Clarke
                                          Richard A. Clarke
                                          Director

                                                                EXHIBIT 24.1
                             POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:
   I, the undersigned, do hereby make, constitute and appoint Ralph M. Davisson, Hubert D. Travaille and Michael W. DeGenring, and each of them, my true and lawful attorneys-in-fact and agents, each with full power of substitution, in any or all of my offices and capacities with Potlatch Corporation as shown below, to execute for me and on my behalf the registration statement on Form S-8 (the "Registration Statement") and any and all amendments and supplements thereto, including post-effective amendments, relating to the Potlatch Corporation 2000 Stock Incentive Plan and to file the Registration Statement, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and do hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, and ratify and confirm all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue of this Power of Attorney.

   IN WITNESS WHEREOF, I have executed this Power of Attorney as of December 2, 1999.

                                       /s/Kenneth T. Derr
                                          Kenneth T. Derr
                                          Director

                                                               EXHIBIT 24.1
                             POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:
   I, the undersigned, do hereby make, constitute and appoint Ralph M. Davisson, Hubert D. Travaille and Michael W. DeGenring, and each of them, my true and lawful attorneys-in-fact and agents, each with full power of substitution, in any or all of my offices and capacities with Potlatch Corporation as shown below, to execute for me and on my behalf the registration statement on Form S-8 (the "Registration Statement") and any and all amendments and supplements thereto, including post-effective amendments, relating to the Potlatch Corporation 2000 Stock Incentive Plan and to file the Registration Statement, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and do hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, and ratify and confirm all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue of this Power of Attorney.

   IN WITNESS WHEREOF, I have executed this Power of Attorney as of December 2, 1999.

                                       /s/Judith M. Runstad
                                          Judith M. Runstad
                                          Director

                                                               EXHIBIT 24.1
                            POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:
   I, the undersigned, do hereby make, constitute and appoint Ralph M. Davisson, Hubert D. Travaille and Michael W. DeGenring, and each of them, my true and lawful attorneys-in-fact and agents, each with full power of substitution, in any or all of my offices and capacities with Potlatch Corporation as shown below, to execute for me and on my behalf the registration statement on Form S-8 (the "Registration Statement") and any and all amendments and supplements thereto, including post-effective amendments, relating to the Potlatch Corporation 2000 Stock Incentive Plan and to file the Registration Statement, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and do hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, and ratify and confirm all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue of this Power of Attorney.

   IN WITNESS WHEREOF, I have executed this Power of Attorney as of December 2, 1999.


                                       /s/Vivian W. Piasecki
                                          Vivian W. Piasecki
                                          Director

                                                               EXHIBIT 24.1
                             POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:
   I, the undersigned, do hereby make, constitute and appoint Ralph M. Davisson, Hubert D. Travaille and Michael W. DeGenring, and each of them, my true and lawful attorneys-in-fact and agents, each with full power of substitution, in any or all of my offices and capacities with Potlatch Corporation as shown below, to execute for me and on my behalf the registration statement on Form S-8 (the "Registration Statement") and any and all amendments and supplements thereto, including post-effective amendments, relating to the Potlatch Corporation 2000 Stock Incentive Plan and to file the Registration Statement, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and do hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, and ratify and confirm all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue of this Power of Attorney.

   IN WITNESS WHEREOF, I have executed this Power of Attorney as of December 2, 1999.

                                       /s/Toni Rembe
                                          Toni Rembe
                                          Director

                                                                EXHIBIT 24.1
                             POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:
   I, the undersigned, do hereby make, constitute and appoint Ralph M. Davisson, Hubert D. Travaille and Michael W. DeGenring, and each of them, my true and lawful attorneys-in-fact and agents, each with full power of substitution, in any or all of my offices and capacities with Potlatch Corporation as shown below, to execute for me and on my behalf the registration statement on Form S-8 (the "Registration Statement") and any and all amendments and supplements thereto, including post-effective amendments, relating to the Potlatch Corporation 2000 Stock Incentive Plan and to file the Registration Statement, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and do hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, and ratify and confirm all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue of this Power of Attorney.

   IN WITNESS WHEREOF, I have executed this Power of Attorney as of December 2, 1999.

                                       /s/Reuben F. Richards
                                          Reuben F. Richards
                                          Director

                                                                EXHIBIT 24.1
                             POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:
   I, the undersigned, do hereby make, constitute and appoint Ralph M. Davisson, Hubert D. Travaille and Michael W. DeGenring, and each of them, my true and lawful attorneys-in-fact and agents, each with full power of substitution, in any or all of my offices and capacities with Potlatch Corporation as shown below, to execute for me and on my behalf the registration statement on Form S-8 (the "Registration Statement") and any and all amendments and supplements thereto, including post-effective amendments, relating to the Potlatch Corporation 2000 Stock Incentive Plan and to file the Registration Statement, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and do hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, and ratify and confirm all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue of this Power of Attorney.

   IN WITNESS WHEREOF, I have executed this Power of Attorney as of December 2, 1999.

                                       /s/Robert G. Schwartz
                                          Robert G. Schwartz
                                          Director

                                                                EXHIBIT 24.1
                             POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:
   I, the undersigned, do hereby make, constitute and appoint Ralph M. Davisson, Hubert D. Travaille and Michael W. DeGenring, and each of them, my true and lawful attorneys-in-fact and agents, each with full power of substitution, in any or all of my offices and capacities with Potlatch Corporation as shown below, to execute for me and on my behalf the registration statement on Form S-8 (the "Registration Statement") and any and all amendments and supplements thereto, including post-effective amendments, relating to the Potlatch Corporation 2000 Stock Incentive Plan and to file the Registration Statement, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and do hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, and ratify and confirm all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue of this Power of Attorney.

   IN WITNESS WHEREOF, I have executed this Power of Attorney as of December 2, 1999.

                                       /s/Charles R. Weaver
                                          Charles R. Weaver
                                          Director

                                                                EXHIBIT 24.1
                             POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:
   I, the undersigned, do hereby make, constitute and appoint Ralph M. Davisson, Hubert D. Travaille and Michael W. DeGenring, and each of them, my true and lawful attorneys-in-fact and agents, each with full power of substitution, in any or all of my offices and capacities with Potlatch Corporation as shown below, to execute for me and on my behalf the registration statement on Form S-8 (the "Registration Statement") and any and all amendments and supplements thereto, including post-effective amendments, relating to the Potlatch Corporation 2000 Stock Incentive Plan and to file the Registration Statement, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and do hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, and ratify and confirm all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue of this Power of Attorney.

   IN WITNESS WHEREOF, I have executed this Power of Attorney as of December 2, 1999.

                                       /s/Frederick T. Weyerhaeuser
                                          Frederick T. Weyerhaeuser
                                          Director

                                                                 EXHIBIT 24.1
                             POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:
   I, the undersigned, do hereby make, constitute and appoint Ralph M. Davisson, Hubert D. Travaille and Michael W. DeGenring, and each of them, my true and lawful attorneys-in-fact and agents, each with full power of substitution, in any or all of my offices and capacities with Potlatch Corporation as shown below, to execute for me and on my behalf the registration statement on Form S-8 (the "Registration Statement") and any and all amendments and supplements thereto, including post-effective amendments, relating to the Potlatch Corporation 2000 Stock Incentive Plan and to file the Registration Statement, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and do hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, and ratify and confirm all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue of this Power of Attorney.

   IN WITNESS WHEREOF, I have executed this Power of Attorney as of December 2, 1999.

                                       /s/William T. Weyerhaeuser
                                          William T. Weyerhaeuser
                                          Director



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